                                                                    EXHIBIT 99.1

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


         ===============================================================
         ---------------------------------------------------------------

                        [ LOGO ]Accredited Home Lenders

         ---------------------------------------------------------------

                               $207,398,000 NOTES
                      ACCREDITED MORTGAGE LOAN TRUST 2002-1

         ---------------------------------------------------------------

         ---------------------------------------------------------------

                          ACCREDITED HOME LENDERS, INC.
                          (SPONSOR AND MASTER SERVICER)

                          COUNTRYWIDE HOME LOANS, INC.
                                (BACKUP SERVICER)
         ---------------------------------------------------------------





THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                               RESIDENTIAL MORTGAGE FINANCE

   -----------------------------------------------------------------------------------------------------------------------
                                          ACCREDITED MORTGAGE LOAN TRUST 2002-1
   -----------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------
                                                      TO MATURITY
   -----------------------------------------------------------------------------------------------------------------------
                                                               Est.     Est. Prin.    Expected     Stated      Expected
               Approx.                            Tsy.       WAL/DUR      Window        Final       Final       Ratings
    Class       Size      Group      Type        BMark        (yrs)                   Maturity    Maturity   (Moody's/S&P)
   -----------------------------------------------------------------------------------------------------------------------
     A-1     $68,704,000    I      FXD - PT       Swap    3.83 / 3.239    1 - 180      7/25/17     7/25/32      Aaa/AAA

     A-2    $138,694,000    II     FLT - PT(1)  1 mo LI   3.39 / 3.202    1 - 154      5/25/15     7/25/32      Aaa/AAA

   -----------------------------------------------------------------------------------------------------------------------


   -----------------------------------------------------------------------------------------------------------------------
                                                     TO 10% CALL(2)
   -----------------------------------------------------------------------------------------------------------------------
                                                               Est.     Est. Prin.    Expected     Stated      Expected
               Approx.                            Tsy.       WAL/DUR      Window        Final       Final       Ratings
    Class       Size      Group      Type        BMark        (yrs)                   Maturity    Maturity   (Moody's/S&P)
   -----------------------------------------------------------------------------------------------------------------------
     A-1     $68,704,000    I      FXD - PT       Swap    3.60 / 3.094    1 - 107      6/25/11    7/25/32       Aaa/AAA

     A-2    $138,694,000    II     FLT - PT(1)  1 mo LI   3.20 / 3.044    1 - 95       6/25/10    7/25/32       Aaa/AAA

   -----------------------------------------------------------------------------------------------------------------------


   -----------------------------------------------------------------------------------------------------------------------
                                                       PRICING SPEED
   -----------------------------------------------------------------------------------------------------------------------

   Group I (Fixed Rate)            110% PPC(3)

   Group II (Adjustable Rate)      125% PPC(3)
   -----------------------------------------------------------------------------------------------------------------------

(1)   Subject to the Class A-2 Net WAC Cap and a 14% hard cap.

(2) The average lives and principal re-payment window to call are calculated assuming a clean up call is exercised with respect to each Class of Notes separately.

      The Sponsor may exercise its right to call either Class of Notes when the outstanding principal balance of the respective Class of Notes is equal to or less than 10% of the original principal balance of such Class of Notes. In addition, the Sponsor may terminate the entire Trust and cause the trust to redeem both classes of notes on any Payment Date when the combined aggregate outstanding principal balance of the both classes of Notes is equal to or less than 10% of the original aggregate principal balance of both classes of Notes.

(3) 100% PPC assumes that prepayments start at 4% CPR in the first month of the life of the loan, increase by approximately 1.45% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                                    RESIDENTIAL MORTGAGE FINANCE

  -----------------------------------------------------------------------------------------------------------------------------
                                              SENSITIVITY ANALYSIS - TO MATURITY
  -----------------------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------------------
  Group I PPC                    0.00%        55.00%        82.50%       110.00%       165.00%       220.00%       275.00%
  Group II PPC                   0.00%        62.50%        93.75%       125.00%       187.50%       250.00%       312.50%

  CLASS A-1
  ---------
  Yield @ 100.0000%             4.831%        4.820%        4.805%        4.792%        4.756%        4.714%        4.666%
  Average Life (yrs.)           17.66          6.89          4.98          3.83          2.56          1.88          1.45
  Window                      1 - 351       1 - 282       1 - 226       1 - 180       1 - 131        1 - 97        1 - 75
  Expected Final Mat.        10/25/31       1/25/26       5/25/21       7/25/17       6/25/13       8/25/10      10/25/08
  Duration (yrs.)              11.009         5.273         4.041         3.239         2.270         1.713         1.349

  CLASS A-2
  ---------
  Average Life (yrs.)           20.01          6.39          4.45          3.39          2.26          1.66          1.25
  Window                      1 - 358       1 - 259       1 - 195       1 - 154       1 - 107        1 - 79        1 - 45
  Expected Final Mat.         5/25/32       2/25/24      10/25/18       5/25/15       6/25/11       2/25/09       4/25/06

  -----------------------------------------------------------------------------------------------------------------------------


  -----------------------------------------------------------------------------------------------------------------------------
                                              SENSITIVITY ANALYSIS - TO 10% CALL(1)
  -----------------------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------------------------
  Group I PPC                    0.00%        55.00%        82.50%       110.00%       165.00%       220.00%       275.00%
  Group II PPC                   0.00%        62.50%        93.75%       125.00%       187.50%       250.00%       312.50%

  CLASS A-1
  ---------
  Yield @ 100.0000%             4.829%        4.796%        4.776%        4.755%        4.709%        4.660%        4.605%
  Average Life (yrs.)           17.59          6.54          4.72          3.60          2.39          1.75          1.35
  Window                      1 - 334       1 - 179       1 - 140       1 - 107        1 - 70        1 - 50        1 - 37
  Expected Final Mat.         5/25/30       6/25/17       3/25/14       6/25/11       5/25/08       9/25/06       8/25/05
  Duration (yrs.)              10.990         5.112         3.899         3.094         2.150         1.616         1.267

  CLASS A-2
  ---------
  Average Life (yrs.)           19.96          6.12          4.22          3.20          2.13          1.56          1.21
  Window                      1 - 346       1 - 184       1 - 127        1 - 95        1 - 62        1 - 44        1 - 31
  Expected Final Mat.         5/25/31      11/25/17       2/25/13       6/25/10       9/25/07       3/25/06       2/25/05

  -----------------------------------------------------------------------------------------------------------------------------

      (1)The average lives and principal re-payment window to call are calculated assuming a clean up call is exercised with respect to each Class of Notes separately.



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                              RESIDENTIAL MORTGAGE FINANCE

-------------------------------------------------------------------------------------------------------------------------
                                                    NET WAC CAP
-------------------------------------------------------------------------------------------------------------------------
      The following table lists the monthly Net WAC Cap for the Class A-2 Notes assuming 6 month LIBOR equals the LIBOR forward curve.

      ------------ -------------------- ----------------       ------------ -------------------- ----------------
          MONTH         6 MO LIBOR          NET WAC               MONTH         6 MO LIBOR          NET WAC
                      FORWARD CURVE         CAP (%)                           FORWARD CURVE         CAP (%)
      ------------ -------------------- ----------------       ------------ -------------------- ----------------
            1            1.93000            7.00620                  41            5.35309            9.55959
            2            1.95369            7.00534                  42            5.38741            10.14438
            3            1.99826            7.23835                  43            5.41561            10.14440
            4            2.07641            7.00119                  44            5.44032            11.23133
            5            2.16349            7.23397                  45            5.46503            10.14516
            6            2.25061            7.00012                  46            5.49621            10.70931
            7            2.37241            6.99969                  47            5.53363            10.36389
            8            2.50559            7.74928                  48            5.57394            11.55754
            9            2.63886            6.99908                  49            5.60652            11.18473
           10            2.80313            7.23218                  50            5.63721            11.18474
           11            2.97737            6.99876                  51            5.67076            11.55828
           12            3.15176            7.23205                  52            5.69396            11.22191
           13            3.32246            6.99875                  53            5.71102            11.59598
           14            3.48702            6.99874                  54            5.72805            11.36155
           15            3.65171            7.23202                  55            5.74502            11.36156
           16            3.78749            6.99872                  56            5.76243            12.57889
           17            3.91136            7.23201                  57            5.78065            11.36202
           18            4.03531            6.99871                  58            5.79963            11.76089
           19            4.13497            6.99870                  59            5.81922            11.38152
           20            4.22990            7.48136                  60            5.83932            11.84892
           21            4.32487            7.00129                  61            5.85985            11.46671
           22            4.40322            7.23466                  62            5.88020            11.46673
           23            4.47860            7.00127                  63            5.89987            11.84938
           24            4.55401            7.58735                  64            5.91885            11.48828
           25            4.62290            7.34264                  65            5.93716            11.87123
           26            4.68800            7.34268                  66            5.95478            11.58114
           27            4.75311            7.58914                  67            5.97172            11.58116
           28            4.80773            7.34809                  68            5.98798            12.37988
           29            4.85883            7.59306                  69            6.00356            11.58155
           30            4.90995            7.68981                  70            6.01846            11.98660
           31            4.95153            7.68998                  71            6.03267            11.59995
           32            4.99186            8.51409                  72            6.04620            12.06433
           33            5.03220            7.69138                  73            6.05905            11.67517
           34            5.06989            8.20419                  74            6.07121            11.67519
           35            5.11176            7.93971                  75            6.08269            12.06467
           36            5.15364            9.30240                  76            6.09349            11.68951
           37            5.19284            9.00242                  77            6.10361            12.07918
           38            5.23676            9.00251                  78            6.11304            11.74539
           39            5.28068            9.30358                  79            6.12179            11.74541
           40            5.31877            9.25111                  80            6.13062            13.00387
      ------------ -------------------- ----------------       ------------ -------------------- ----------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

ISSUER:                      Accredited Mortgage Loan Trust 2002-1

SPONSOR AND MASTER SERVICER: Accredited Home Lenders, Inc.

INDENTURE TRUSTEE:           Wells Fargo Bank Minnesota, N.A.

OWNER TRUSTEE:               U.S. Bank Trust National Association

OFFERED NOTES:               $68,704,000 Fixed Rate Notes (subject to a variance
                             of +/- 5%) $138,694,000 Floating Rate Notes
                             (subject to a variance of +/- 5%)

NOTE RATINGS:                The Offered Notes are expected to receive the
                             following ratings from Moody's Investors Service, Inc. and Standard & Poor's

                                  Class        Moody's        S&P
                                  -----        -------        ---
                                  A-1          Aaa            AAA
                                  A-2          Aaa            AAA

NOTE INSURER:                Ambac Assurance Corporation

BACKUP SERVICER:             Countrywide Home Loans, Inc.

UNDERWRITER:                 Lehman Brothers

EXPECTED PRICING DATE:       Week of July 15, 2002

CLOSING DATE:                On or about July 25, 2002

CUT-OFF DATE:                Close of business on June 30, 2002 after giving
                             effect to scheduled payments of principal due on or prior to July 1, 2002

PAYMENT DATES:               25th day of each month, or if such day is not a
                             Business Day the next succeeding Business Day
                             (first Payment Date: August 26, 2002).

FINAL SCHEDULED              The Payment Date in July 25, 2032
PAYMENT DATE:

DELAY DAYS:                  Fixed Rate Notes: 24 days
                             Floating Rate Notes: 0 days

ACCRUAL PERIOD:              Fixed Rate Notes: the calendar month preceding the
                             Payment Date
                             Floating Rate Notes: from and including the prior Payment Date (or in the case of the August 26, 2002 Payment Date, from the Closing
                             Date) to but excluding the current Payment Date

DAY COUNT:                   Fixed Rate Notes: 30/360
                             Floating Rate Notes: Actual/360

SERVICING FEE:               One-twelfth of the product of 0.485% per annum
                             and the stated principal balance of the
                             Mortgage Loans at the beginning of the related
                             Due Period.

BACKUP SERVICING FEE:        One-twelfth of the product of 0.015% per annum
                             and the stated principal balance of the
                             Mortgage Loans at the beginning of the related
                             Due Period.

CLEARING:                    DTC, Clearstream and Euroclear

DENOMINATION:                Minimum $25,000; increments of $1,000.
--------------------------------------------------------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

SMMEA ELIGIBILITY:      The Class A-1 Notes ARE expected to be SMMEA eligible.
                        The Class A-2 Notes ARE expected to be SMMEA eligible.

ERISA ELIGIBILITY:      The Notes ARE expected to be ERISA eligible.

TAX STATUS:             Debt for Federal income tax purposes.

MORTGAGE LOAN POOL:     Consists of two groups: GROUP I consists of
                        $68,704,791.31 of fixed mortgage loans secured by first lien, level pay and balloon mortgages on primarily 1 - 4 family properties (the "Group I Mortgage Loans").

                        GROUP II consists of $138,694,368.51 of adjustable rate mortgage loans secured by first lien, level pay mortgages on primarily 1 - 4 family properties (the "Group II Mortgage Loans").

CREDIT ENHANCEMENT:     100% Ambac note insurance policy Excess Interest: excess
                        interest will be used to create, increase and maintain a required level of over- collateralization for each class of notes.

                        Overcollateralization: the required amount of overcollateralization for Group I and Group II Mortgage Loans is based on certain minimum and maximum levels of overcollateralization and on the performance of the Mortgage Loans, for each respective loan group.

                           FIXED RATE (GROUP I):     ADJUSTABLE RATE (GROUP II):
                           Initial:     0.00%        Initial:       0.00%
                           Target:      1.75%        Target:        3.50%
                           Stepdown:    3.50%        Stepdown:      7.00%
                           Floor:       0.50%        Floor:         0.50%

                        Cross-collateralization: On each Payment Date, excess interest from one loan group will be available to fund payment priorities (ii), (iii) and (iv) under "Payment Priority" below with respect to the other loan group.

                        Reserve Account: On each Payment Date, excess interest remaining after funding the overcollateralization increase amount for such group is paid into the reserve account until the funds on deposit in the reserve account equal the Specified Reserve Amount.
--------------------------------------------------------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

OPTIONAL TERMINATION    The Sponsor may, at its option, terminate the sub-trust
CALL DATE:              with respect to the Group I mortgage loans on any
                        payment date when the outstanding principal balance of the Class A-1 Notes is equal to or less than 10% of the original principal balance of the Class A-1 Notes, provided that overcollateralization with respect to Group II is currently funded at its target. Similarly, the sponsor may, at its option, terminate the sub-trust with respect to the Group II mortgage loans on any payment date when the outstanding principal balance of the Class A-2 Notes is equal to or less than 10% of the original principal balance of the Class A-2 Notes, provided that overcollateralization with respect to Group I is currently funded at its target. In addition, to the extent that the Sponsor has not previously exercised its call option with respect to either group of mortgage loans, the Sponsor has the option to terminate the entire trust on any payment date when the aggregate outstanding principal balance of the Notes is equal to or less than 10% of the original aggregate principal balance of the Notes.

    STEP-UP MARGIN:     If the Sponsor does not elect to exercise the Optional
                        Termination Call with respect to the Class A-1 Notes, the Class A-1 Note Rate will increase by 0.75% in the next Payment Date. If the Sponsor does not elect to exercise the Optional Termination Call with respect to the Class A-2 Notes the margin with respect to the Class
                        A-2 Notes will increase to twice the initial margin in the next Payment Date. If the Sponsor does not elect to exercise the Optional Termination Call with respect to the entire trust, the Class A-1 Note Rate will increase by 0.75% in the next Payment Date AND the margin with respect to the Class A-2 Notes will increase to twice the initial margin in the next Payment Date, in each case only to the extent that the related coupon or margin have not already stepped up.

    AUCTION SALE:       If the Sponsor does not elect to exercise the Optional
                        Termination Call with respect to a particular class of Notes within three months after the Optional Termination
                        Call Date, on the following Payment Date the Indenture
                        Trustee will begin an auction process to sell the remaining mortgage loans in the related sub-trust.
                        Generally, the amounts received from the Auction Sale must be sufficient to allow the Indenture Trustee to redeem the Notes for an amount equal to the aggregate outstanding principal balance of the related class of notes, plus all accrued and unpaid interest thereon including shortfalls of interest carryforward amounts
                        (including, with respect to the Class A-2 Notes, any Class A-2 Net WAC Cap Carryforward Amount), including unreimbursed advances due and owing to the Master
                        Servicer and amounts due and owing to the Note Insurer.
                        However, in certain limited circumstances (with consent of 66 2/3% of the outstanding principal balance of the related class of Notes and consent of the Certificate
                        Insurer), the mortgage loans remaining in the related sub-trust after the Optional Termination Call may be sold for less than the full amount stated above.
                        Additionally, to the extent that the Auction Sale does not produce sufficient proceeds and the bond holders do not consent to sell the collateral for less than the full amount stated above, the Certificate Insurer may exercise the Optional Termination Call with respect to a particular class of Notes for the full amount stated above.

    FULL TURBO:         In addition, so long as the auction process continues
                        with respect to one group, all payments from that group
                        that would normally be distributed to the ownership
                        interest in the trust will be used to pay down the Notes
                        and all payments from the other group that would
                        normally be distributed to the ownership interest in the
                        trust will be deposited in the reserve account.
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

ADVANCING:              The master servicer will be required to advance amounts
                        representing delinquent payments of scheduled principal and interest, as well as expenses to preserve and to protect the value of collateral, in each case to the extent considered recoverable. The backup servicer will be obligated to make these advances in the event that the master servicer does not do so. Reimbursement of these advances is senior to payments to noteholders.

PRINCIPAL PAYMENTS:     The amount of principal payable with respect to each
                        class of Notes on each Payment Date will consist of the following amounts received in connection with the related group of Mortgage Loans:

                        - scheduled principal payments due from the second day of the prior month to and including the first day of the current month (the "due period");

                        - prepayments in full received from the sixteenth day of the prior month to and including the fifteenth day of the current month (the "prepayment period");

                        - partial prepayments and other unscheduled payments of principal received during the prior calendar month;

                        plus any accelerated principal payments, funded from available excess interest, which prior to the Optional Termination Call Date will be paid to the extent needed to reach and maintain the required level of overcollateralization with respect to the related class of Notes, and three Payment Dates following the first possible exercise of the Optional Termination will be used to accelerate repayment of the related class of Notes.

                        As of the Closing Date, in respect of principal payments, the trust estate for each respective group will consist of all scheduled collections due AFTER July 1, 2002 and all unscheduled collections received ON OR AFTER July 1, 2002 with respect to the Mortgage Loans in such group.
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

PAYMENT PRIORITY:       On each Payment Date, the Indenture Trustee will make
                        payments from amounts received in respect of each group of Mortgage Loans, net of the servicing fee and advances reimbursable to the master servicer or backup servicer, to the holders of the related class of Notes and reimbursement to the Note Insurer under the insurance agreement, to the extent of funds, including any Insured
                        Payments, on deposit in the related payment account, as follows:

                        (i) the Indenture Trustee fee; the Owner Trustee fee; the Note Insurer premium; the Backup Servicer fee, in each case, with respect to the related class of Notes;

                        (ii) the interest payment amount for the related class of Notes;

                        (iii) the Base Principal Payment Amount for the related
                              class of Notes;

                        (iv) the Overcollateralization Deficit, if any, for the related class of Notes;

                        (v) to the holders of the other class of Notes, any shortfall in the amounts specified in (ii), (iii) and (iv) above after application of amounts received in respect of the group of Mortgage Loans related to such other class of Notes;

                        (vi) to the Note Insurer the reimbursement amount for the related class of Notes as of such Payment Date;

                        (vii) to the Note Insurer the reimbursement amount for
                              the other class of Notes as of such Payment Date, to the extent not already reimbursed;

                        (viii) the over-collateralization increase amount for
                              the related class of Notes;

                        (ix) to the reserve account, the amount necessary for the balance of such account to equal the applicable Specified Reserve Amount;

                        (x) with respect to the Class A-2 Notes only, to the holders of the Class A-2 Notes, the Class A-2 Net WAC Cap Carry-Forward Amount;

                        (xi) to the Master Servicer, any amount due to it with respect to the related group; and

                        (xii) to the holders of the trust certificates, any
                              remaining available funds.
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

CLASS A-1 NOTE INTEREST: The CLASS A-1 NOTE RATE will be equal to the rate established at pricing, provided that, on any Payment Date after the related Optional Termination Call Date, the Class A-1 Note Rate will increase by 0.75%.

                         The CLASS A-1 INTEREST PAYMENT AMOUNT for any Payment Date will be an amount equal to the current interest for the Class A-1 Notes, reduced by any interest shortfalls on the Group I Mortgage Loans relating to the Soldiers' and Sailors' Civil Relief Act of 1940, and further reduced by any Compensating Interest not covered by either the related Servicing Fee, excess interest, or the Note Insurance Policy, plus the Class A-1 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-1 Carry-Forward Amount, in each case, as of such Payment Date.

                         The CLASS A-1 CARRY-FORWARD AMOUNT: for any Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-1 Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-1 Notes on such immediately preceding Payment Date and (b) thirty days' interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-1 Note Rate.

CLASS A-2 NOTE INTEREST: The CLASS A-2 NOTE RATE will be equal to the lesser of
                         (a) the Class A-2 Formula Rate and (b) the Class A-2 Net WAC Cap Rate.

                         The CLASS A-2 FORMULA RATE is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Optional Termination Call Date, such rate will equal LIBOR plus two times such margin and (ii) 14%.

                         The CLASS A-2 INTEREST PAYMENT AMOUNT for any Payment Date will be an amount equal to the current interest for the Class A-2 Notes, reduced by any interest shortfalls on the Group II Mortgage Loans relating to the Soldiers' and Sailors' Civil Relief Act of 1940, and further reduced by any Compensating Interest not covered by either the related Servicing Fee, excess interest, or the Note Insurance Policy, plus the Class A-2 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-2 Carry-Forward Amount, in each case, as of such Payment Date.

                         The CLASS A-2 CARRY-FORWARD AMOUNT for any Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-2 Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-2 Notes on such immediately preceding Payment Date and (b) thirty days' interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-2 Formula Rate.
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

CLASS A-2 NET WAC CAP:  CLASS A-2 NET WAC CAP RATE is per annum rate equal to the product of (i) the weighted average mortgage interest rate with respect to the Group II Mortgage Loans, less the Note insurer premium percentage, less the servicing fee rate, less the backup servicing fee rate, less the rate at which the Indenture Trustee fee is then calculated, less the Owner Trustee fee rate, less 0.50% and (ii) 30 divided by the number of days in the related Accrual Period.

                        CLASS A-2 NET WAC CAP CARRY-FORWARD AMOUNT: With respect to the Class A-2 Notes and any Payment Date, the sum of

                        (i) the excess of (x) the Class A-2 current interest calculated at the Class A-2 Formula Rate over (y) the Class A-2 current interest calculated at the Class A-2 Net WAC Cap Rate, in each case as of such Payment Date, and

                        (ii) the amount calculated under clause (i) above remaining unpaid from any previous Payment Date, with interest thereon at the Class A-2 Formula Rate.
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

BASE PRINCIPAL PAYMENT  Base Principal Payment Amount for any group of
AMOUNT: Mortgage Loans and any Payment Date will be the lesser of:

                        (a) the excess of (x) the sum, as of such Payment Date, of (A) the available amount for such group and (B) any Insured Payment with respect to the related class of Notes over (y) the sum of the interest payment amount for such group; and

                        (b)  the sum, without duplication, of:

                            (i) all scheduled principal payments due and collected (or advanced) for the prior due period, plus all prepayments in full received during the prior prepayment period, plus all partial prepayments and other unscheduled recoveries of principal (other than prepayments in full) plus the principal portion of all insurance proceeds received during the prior calendar month, less related servicing and delinquency advances, in each case, for the related group of Mortgage Loans;

                            (ii) the principal balance of each Mortgage Loan that was repurchased by the Sponsor on the related servicer remittance date from such group to the extent such principal balance is actually received by the Indenture Trustee and less any related reimbursements of delinquency advances or of servicing advances to the Master Servicer;

                            (iii) any substitution adjustments delivered by
                                  the Sponsor on the related servicer remittance date in connection with a substitution of a Mortgage Loan in such group, to the extent such substitution adjustments are actually received by the Indenture Trustee;

                            (iv)  the net liquidation proceeds actually
                                  collected by the Master Servicer on all
                                  Mortgage Loans in such group during the
                                  preceding calendar month -- to the extent such net liquidation proceeds relate to principal;

                            (v) the proceeds received by the Indenture Trustee upon the exercise by the Sponsor of its option to call the related class of Notes -- to the extent such proceeds relate to principal;

                            (vi) the proceeds received by the Indenture Trustee upon the exercise by the Sponsor of its option to terminate the Trust -- to the extent such proceeds relate to principal -- allocable to such group;

                            (vii) any amount that the Note Insurer has elected
                                  to pay as principal -- including liquidated loan losses -- prior to any remaining overcollateralization deficit; minus

                           (viii) the amount of any overcollateralization
                                  reduction amount for such group for such Payment Date.

                        In no event will the Base Principal Payment Amount for a group with respect to any Payment Date be (x) less than zero or (y) greater than the then outstanding principal balance for the related class of Notes.
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

SPECIFIED RESERVE       With respect to each group of Mortgage Loans and any
AMOUNT:                 Payment Date, the difference between (x) the specified
                        overcollateralization amount for both mortgage loan groups on such Payment Date and (y) the overcollateralization amount for both mortgage loan groups on such Payment Date.

OVERCOLLATERALIZATION   For any Payment Date, the amount, if any, by which the
DEFICIT:                aggregate note principal balance of a class of notes,
                        after payment of the Base Principal Payment Amount for such group, but before taking into account any principal payment funded from excess interest, the reserve fund or any Insured Payment, exceeds the aggregate scheduled principal balances of the mortgage loans in the related group as of the close of business on the last day of the prior calendar month, after adjustment to reflect scheduled principal payments due during the related Due
                        Period, prepayments in full received during the related prepayment period and partial principal prepayments received during the prior calendar month.

INSURED AMOUNT:         For any group of mortgage loans and any Payment Date,
                        the sum of,

                        (i)   the related Interest Payment Amount;

                        (ii) the remaining overcollateralization deficit allocable to that group for that Payment Date; and

                        (iii) without duplication of the amount specified in (i)
                              and (ii), on the Payment Date which is the Final Scheduled Payment Date, the aggregate outstanding principal balance for the related class of Notes.

INSURED PAYMENT:        For any group of mortgage loans and any Payment Date
                        will equal the amount by which the Insured Amount for
                        that group and the Payment Date exceeds the sum of (i)
                        the available amount for that group and that Payment
                        Date plus (ii) any amount transferred on the Payment
                        Date to that group's payment account from the other
                        group's payment account, or from the reserve account.
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                 RESIDENTIAL MORTGAGE FINANCE

  ----------------------------------------------------------------------------------------------------------
                                       COLLATERAL SUMMARY - GROUP I
  ----------------------------------------------------------------------------------------------------------

                Collateral statistics for the FIXED RATE FIRST LIEN HOME EQUITY LOANS are listed below as of 7/1/02 The sum of the percentages in the summary may not add to 100% due to rounding
  ----------------------------------------------------------------------------------------------------------
  TOTAL NUMBER OF LOANS                                             569

  TOTAL OUTSTANDING LOAN BALANCE                            $68,704,791

  BALLOON (% OF TOTAL BALANCE)                                    18.19%

  AVERAGE LOAN PRINCIPAL BALANCE                               $120,747          $12,694 - $497,516

  WEIGHTED AVERAGE COUPON                                         8.545%            6.650% - 14.865%

  WEIGHTED AVERAGE ORIGINAL TERM (MONTHS)                           309                   120 - 360

  WEIGHTED AVERAGE REMAINING TERM (MONTHS)                          306                   105 - 360

  WEIGHTED AVERAGE ORIGINAL LTV                                   76.25%             10.50% - 90.00%

  LIEN POSITION (FIRST/SECOND)                           100.00% / 0.00%

  LOANS SUBJECT TO PREPAYMENT PENALTIES                           99.55%

  PROPERTY TYPE

          SINGLE FAMILY                                           84.15%
          PUD                                                      6.25%
          MULTI-FAMILY                                             5.06%
          CONDOMINIUM                                              3.59%
          MANUFACTURED HOUSING                                     0.51%
          TOWNHOUSE                                                0.44%

  LOAN PURPOSE
          CASHOUT REFINANCE                                       80.82%
          RATE/TERM REFINANCE                                     12.74%
          PURCHASE                                                 6.44%

  OCCUPANCY STATUS
          OWNER OCCUPIED                                          93.16%
          NON-OWNER OCCUPIED                                       6.84%

  LOAN DOCUMENTATION
          FULL                                                    78.65%
          STATED                                                  19.84%
          LIMITED                                                  1.51%

  GEOGRAPHIC DISTRIBUTION                                 CA      34.26%
  (Other states account individually for less than        FL      10.57%
  5% of the Fixed Rate Mortgage Loan Group principal      PA        6.12%
  balance.)                                               NY        6.05%
  ---------------------------------------------------- ----------------------- -----------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                 RESIDENTIAL MORTGAGE FINANCE

  ----------------------------------------------------------------------------------------------------------
                                       COLLATERAL SUMMARY - GROUP I
  ----------------------------------------------------------------------------------------------------------

                Collateral statistics for the FIXED RATE FIRST LIEN HOME EQUITY LOANS are listed below as of 7/1/02 The sum of the percentages in the summary may not add to 100% due to rounding
  ----------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------
  WEIGHTED AVERAGE FICO                                                622                      469 - 794
  FICO
        N/A                                                          0.04%
        461 - 480                                                    0.12%
        501 - 520                                                    0.25%
        521 - 540                                                    3.83%
        541 - 560                                                    8.21%
        561 - 580                                                   11.22%
        581 - 600                                                   10.71%
        601 - 620                                                   15.90%
        621 - 640                                                   13.37%
        641 - 660                                                   15.83%
        661 - 680                                                    8.51%
        681 - 700                                                    4.09%
        701 - 720                                                    3.26%
        721 - 740                                                    2.19%
        741 - 760                                                    0.56%
        761 - 780                                                    1.48%
        781 - 800                                                    0.44%

  DAYS DELINQUENT
          CURRENT                                                   99.51%
          30 - 59 DAYS                                               0.49%
  -------------------------------------------------------------- ----------------- -------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                          RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                       COLLATERAL SUMMARY - GROUP I
    ------------------------------------------------------------------------------------------------------------------

      Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below a of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
                                                       FIXED RATE GROUP
                                                CUT-OFF DATE PRINCIPAL BALANCE
    ------------------------------------------------------------------------------------------------------------------
       RANGE OF CUT-OFF DATE               NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
       PRINCIPAL BALANCE ($)            MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ------------------- ------------------------ ---------------------------------
    0.01 - 25,000.00                                  1                $12,693.70                         0.02%
    25,000.01 - 50,000.00                            65              2,616,086.92                         3.81
    50,000.01 - 75,000.00                           121              7,710,796.72                        11.22
    75,000.01 - 100,000.00                          115             10,032,578.59                        14.60
    100,000.01 - 150,000.00                         120             14,629,848.88                        21.29
    150,000.01 - 200,000.00                          71             12,233,264.26                        17.81
    200,000.01 - 250,000.00                          28              6,145,130.20                         8.94
    250,000.01 - 300,000.00                          24              6,578,337.60                         9.57
    300,000.01 - 350,000.00                          12              3,927,595.43                         5.72
    350,000.01 - 400,000.00                           9              3,469,278.54                         5.05
    400,000.01 - 450,000.00                           2                851,664.13                         1.24
    450,000.01 - 500,000.00                           1                497,516.35                         0.72
    ----------------------------------- ------------------- ------------------------ ---------------------------------
    TOTAL:                                          569            $68,704,791.31                       100.00%
    ----------------------------------- ------------------- ------------------------ ---------------------------------


    ------------------------------------------------------------------------------------------------------------------
                                                   FIXED RATE GROUP
                                                 MORTGAGE INTEREST RATES
    ----------------------------------- ------------------- ------------------------ ---------------------------------
          RANGE OF MORTGAGE                  NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          INTEREST RATES (%)              MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ------------------- ------------------------ ---------------------------------
    6.501 - 7.000                                    11             $2,089,254.80                         3.04%
    7.001 - 7.500                                    49              7,255,160.71                        10.56
    7.501 - 8.000                                   122             18,170,737.51                        26.45
    8.001 - 8.500                                    98             13,326,393.80                        19.40
    8.501 - 9.000                                   128             13,886,697.09                        20.21
    9.001 - 9.500                                    46              4,624,995.37                         6.73
    9.501 - 10.000                                   55              4,862,271.29                         7.08
    10.001 - 10.500                                  15              1,126,612.93                         1.64
    10.501 - 11.000                                  20              1,768,517.53                         2.57
    11.001 - 11.500                                   7                503,653.40                         0.73
    11.501 - 12.000                                   4                217,308.22                         0.32
    12.001 - 12.500                                   5                345,285.34                         0.50
    12.501 - 13.000                                   3                178,536.96                         0.26
    13.001 - 13.500                                   1                 46,691.97                         0.07
    13.501 - 14.000                                   2                121,593.62                         0.18
    14.001 - 14.500                                   2                151,652.15                         0.22
    14.501 - 15.000                                   1                 29,428.63                         0.04
    ----------------------------------- ------------------- ------------------------ ---------------------------------
    TOTAL:                                          569            $68,704,791.31                       100.00%
    ----------------------------------- ------------------- ------------------------ ---------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                          RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
    Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
                                                      FIXED RATE GROUP
                                                 ORIGINAL TERM TO MATURITY
    ----------------------------------- ------------------- ------------------------ ---------------------------------
        RANGE OF REMAINING TERMS TO          NUMBER OF      CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
              MATURITY (MONTHS)            MORTGAGE LOANS      PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ------------------- ------------------------ ---------------------------------
    116 - 120                                         7               $428,015.14                         0.62%
    176 - 180                                       177             17,543,509.66                        25.53
    236 - 240                                        18              1,962,438.53                         2.86
    296 - 300                                         2                190,165.84                         0.28
    356 - 360                                       365             48,580,662.14                        70.71
    ----------------------------------- ------------------- ------------------------ ---------------------------------
    TOTAL:                                          569            $68,704,791.31                       100.00%
    ----------------------------------- ------------------- ------------------------ ---------------------------------


    ------------------------------------------------------------------------------------------------------------------
                                                      FIXED RATE GROUP
                                                 REMAINING TERM TO MATURITY
    ----------------------------------- ------------------- ------------------------ ---------------------------------
        RANGE OF REMAINING TERMS TO          NUMBER OF      CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
              MATURITY (MONTHS)            MORTGAGE LOANS      PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ------------------- ------------------------ ---------------------------------
    <= 115                                            5               $339,013.88                         0.49%
    116 - 120                                         7                428,015.14                         0.62
    176 - 180                                       172             17,204,495.78                        25.04
    236 - 240                                        18              1,962,438.53                         2.86
    281 - 285                                        10                618,868.85                         0.90
    286 - 290                                        14                787,173.58                         1.15
    296 - 300                                         2                190,165.84                         0.28
    356 - 360                                       341             47,174,619.71                        68.66
    ----------------------------------- ------------------- ------------------------ ---------------------------------
    TOTAL:                                          569            $68,704,791.31                       100.00%
    ----------------------------------- ------------------- ------------------------ ---------------------------------


    ------------------------------------------------------------------------------------------------------------------
                                                     FIXED RATE GROUP
                                                 AGE OF THE MORTAGE LOANS
    ----------------------------------- ------------------- ------------------------ ---------------------------------
                                               NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
    LOAN AGE (MONTHS)                        MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ------------------- ------------------------ ---------------------------------
    0                                                95            $12,239,720.00                        17.81%
    1 - 3                                           445             54,720,015.00                         79.65
    70 - 72                                           6                347,062.08                          0.51
    73 - 75                                          16              1,114,279.64                          1.62
    76 - 78                                           7                283,714.59                          0.41
    ----------------------------------- ------------------- ------------------------ ---------------------------------
    TOTAL:                                          569            $68,704,791.31                       100.00%
    ----------------------------------- ------------------- ------------------------ ---------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                          RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
    Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
                                                       FIXED RATE GROUP
                                                ORIGINAL LOAN- TO- VALUE RATIOS
    ------------------------------------------------------------------------------------------------------------------
              RANGE OF COMBINED                 NUMBER OF       CUT-OFF DATE AGGREGATE    PERCENTAGE OF CUT-OFF DATE
           LOAN-TO-VALUE RATIOS (%)           MORTGAGE LOANS       PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
    -------------------------------------- ------------------- ------------------------- -----------------------------
    10.01 - 15.00                                           1                $31,102.80                          0.05%
    15.01 - 20.00                                           3                138,917.28                          0.20
    20.01 - 25.00                                           2                109,959.74                          0.16
    25.01 - 30.00                                           2                151,813.88                          0.22
    30.01 - 35.00                                           6                816,328.75                          1.19
    35.01 - 40.00                                           3                376,553.30                          0.55
    40.01 - 45.00                                           4                539,711.76                          0.79
    45.01 - 50.00                                          14              1,325,963.49                          1.93
    50.01 - 55.00                                          19              1,686,652.19                          2.45
    55.01 - 60.00                                          25              3,186,297.21                          4.64
    60.01 - 65.00                                          39              4,798,525.62                          6.98
    65.01 - 70.00                                          39              4,160,904.09                          6.06
    70.01 - 75.00                                          67              7,298,546.50                         10.62
    75.01 - 80.00                                         141             18,317,517.13                         26.66
    80.01 - 85.00                                          91             10,863,559.42                         15.81
    85.01 - 90.00                                         113             14,902,438.15                         21.69
    -------------------------------------- ------------------- ------------------------- -----------------------------
    TOTAL:                                                569            $68,704,791.31                        100.00%
    -------------------------------------- ------------------- ------------------------- -----------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                          RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
    Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
                                                       FIXED RATE GROUP
                                                         LOAN PURPOSE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
     LOAN PURPOSE                        MORTGAGE LOANS       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    Cash Out Refinance                              456            $55,527,544.65                        80.82%
    Rate/Term Refinance                              68              8,754,364.94                        12.74
    Purchase                                         45              4,422,881.72                         6.44
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    TOTAL:                                          569            $68,704,791.31                       100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


    --------------------------------------------------------------------------------------------------------------------
                                                        FIXED RATE GROUP
                                                        OCCUPANCY STATUS
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
     OCCUPANCY STATUS                    MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    Owner Occupied                                  515            $64,008,212.14                        93.16%
    Non-Owner Occupied                               54              4,696,579.17                         6.84
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    TOTAL:                                          569            $68,704,791.31                       100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


    ------------------------------------------------------------------------------------------------------------------
                                                     FIXED RATE GROUP
                                                    LOAN DOCUMENTATION
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
     LOAN DOCUMENTATION                  MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    Full                                            469            $54,033,088.43                          78.65%
    Stated                                           91             13,632,577.69                         19.84
    Limited                                           9              1,039,125.19                          1.51
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    TOTAL:                                          569            $68,704,791.31                         100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


    --------------------------------------------------------------------------------------------------------------------
                                                      FIXED RATE GROUP
                                                  TYPE OF MORTGAGED PROPERTY
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
    PROPERTY TYPE                        MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    Single Family                                   485            $57,812,273.09                          84.15%
    PUD                                              29              4,295,842.39                          6.25
    Multi-Family                                     20              3,478,569.11                          5.06
    Condominium                                      26              2,465,909.81                          3.59
    Manufactured Housing                              6                351,011.81                          0.51
    Townhouse                                         3                301,185.09                          0.44
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    TOTAL:                                          569            $68,704,791.31                       100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                      RESIDENTIAL MORTGAGE FINANCE

    -------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    -------------------------------------------------------------------------------------------------------------
    Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------
                                                FIXED RATE GROUP
                                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
    -------------------------------------------------------------------------------------------------------------
                                      NUMBER OF        CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
    STATE                           MORTGAGE LOANS        PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
    ------------------------------ ------------------- ------------------------ ---------------------------------
    CA                                           146          $23,537,108.74                         34.26%
    FL                                            68            7,259,108.15                         10.57
    PA                                            36            4,204,431.45                          6.12
    NY                                            26            4,159,336.21                          6.05
    AZ                                            30            3,366,953.85                          4.90
    IN                                            44            3,324,352.34                          4.84
    CT                                            13            2,683,532.85                          3.91
    OH                                            28            2,488,415.38                          3.62
    GA                                            31            2,332,716.72                          3.40
    WA                                            18            2,070,855.45                          3.01
    OR                                            12            1,359,425.02                          1.98
    MI                                            14            1,297,954.74                          1.89
    NJ                                             6            1,105,585.76                          1.61
    KY                                             9              893,352.98                          1.30
    MA                                             6              880,902.84                          1.28
    VA                                             8              744,552.92                          1.08
    CO                                             6              643,065.72                          0.94
    HI                                             3              639,698.85                          0.93
    IL                                             8              635,200.60                          0.92
    MO                                             6              568,025.32                          0.83
    TX                                             9              501,943.35                          0.73
    NC                                             5              471,284.02                          0.69
    LA                                             6              412,195.45                          0.60
    MD                                             3              410,068.14                          0.60
    NM                                             3              368,712.08                          0.54
    NV                                             2              281,811.51                          0.41
    MS                                             4              270,914.44                          0.39
    SC                                             2              260,222.85                          0.38
    ME                                             2              247,464.29                          0.36
    WI                                             2              220,959.48                          0.32
    RI                                             2              212,849.92                          0.31
    VT                                             2              184,568.29                          0.27
    UT                                             2              153,245.73                          0.22
    OK                                             2              119,700.00                          0.17
    KS                                             1              107,105.58                          0.16
    MN                                             1               99,227.16                          0.14
    AR                                             1               86,663.64                          0.13
    MT                                             1               71,200.00                          0.10
    ID                                             1               30,079.50                          0.04
    ------------------------------ ------------------- ------------------------ ---------------------------------
    TOTAL:                                       569          $68,704,791.31                         100.00%
    ------------------------------ ------------------- ------------------------ ---------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                           RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
    Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
                                                FIXED RATE GROUP
                                                 PRIORITY OF LIEN
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
    LIEN PRIORITY                        MORTGAGE LOANS       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    1st Lien                                        569            $68,704,791.31                         100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    TOTAL:                                          569            $68,704,791.31                         100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


    ------------------------------------------------------------------------------------------------------------------
                                                     FIXED RATE GROUP
                                                   AMORTIZATION METHOD
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                            NUMBER OF      CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
    AMORTIZATION METHOD                  MORTGAGE LOANS       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    Balloon                                         127            $12,497,730.94                        18.19%
    Fully Amortizing                                442             56,207,060.37                         81.81
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    TOTAL:                                          569            $68,704,791.31                       100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


    ------------------------------------------------------------------------------------------------------------------
                                                    FIXED RATE GROUP
                                                  PREPAYMENT PENALTIES
    ---------------------------------- ----------------- ---------------------------- --------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
      PREPAYMENT PENALTY (MONTHS)        MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    0                                                 5               $312,514.90                         0.45%
    12                                               24              3,627,110.45                         5.28
    24                                                1                 47,764.23                         0.07
    30                                                1                242,064.53                         0.35
    36                                               91             11,771,204.55                        17.13
    48                                                4                395,317.52                         0.58
    60                                              443             52,308,815.14                        76.14
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    TOTAL:                                          569            $68,704,791.31                       100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
    Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
                                                     FIXED RATE GROUP
                                                        FICO SCORE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
         FICO SCORE (MONTHS)             MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    N/A                                               1                $29,428.63                         0.04%
    461 - 480                                         1                 84,821.18                         0.12
    501 - 520                                         4                172,700.72                         0.25
    521 - 540                                        26              2,632,227.79                         3.83
    541 - 560                                        45              5,638,662.32                         8.21
    561 - 580                                        66              7,707,035.16                        11.22
    581 - 600                                        73              7,361,294.98                        10.71
    601 - 620                                        85             10,923,333.77                         15.9
    621 - 640                                        81              9,185,951.65                        13.37
    641 - 660                                        78             10,878,138.91                        15.83
    661 - 680                                        46              5,845,457.64                         8.51
    681 - 700                                        23              2,809,170.61                         4.09
    701 - 720                                        15              2,237,726.27                         3.26
    721 - 740                                        11              1,502,990.87                         2.19
    741 - 760                                         5                381,384.43                         0.56
    761 - 780                                         5              1,014,685.94                         1.48
    781 - 800                                         4                299,780.45                         0.44
    ----------------------------------- ---------------- ---------------------------- --------------------------------
    TOTAL:                                          569            $68,704,791.31                       100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                           RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY - GROUP II
    ------------------------------------------------------------------------------------------------------------------

       Collateral statistics for the ADJUSTABLE RATE FIRST LIEN HOME EQUITY LOANS are listed below as of 7/1/02
                        The sum of the percentages in the summary may not add to 100% due to rounding
    ------------------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------ ---------------------- --------------------------
  TOTAL NUMBER OF LOANS                                                        899

  TOTAL OUTSTANDING LOAN BALANCE                                      $138,694,369

  AVERAGE LOAN PRINCIPAL BALANCE                                          $154,276             $23,794 - $588,750

  WEIGHTED AVERAGE COUPON                                                   8.470%               6.350% - 14.990%

  WEIGHTED AVERAGE MARGIN                                                   7.265%               4.750% - 13.490%

  WEIGHTED AVERAGE ORIGINAL TERM (MONTHS)                                      360                      180 - 360

  WEIGHTED AVERAGE REMAINING TERM (MONTHS)                                     357                      104 - 360

  WEIGHTED AVERAGE MAXIMUM RATE                                            15.457%              13.350% - 21.990%

  WEIGHTED AVERAGE LIFECAP                                                  6.987%                5.125% - 7.000%

  WEIGHTED AVERAGE PERIODIC CAP                                             1.491%                1.000% - 1.500%

  WEIGHTED AVERAGE INITIAL PERIODIC CAP                                     1.514%                1.000% - 3.000%

  WEIGHTED AVERAGE FLOOR                                                    8.467%               6.350% - 14.990%

  WEIGHTED AVERAGE ORIGINAL LTV                                             81.16%                21.05% - 90.00%

  LIEN POSITION (FIRST/SECOND)                                     100.00% / 0.00%

  LOANS SUBJECT TO PREPAYMENT PENALTIES                                     99.56%

  PROPERTY TYPE
          SINGLE FAMILY                                                     76.53%
           PUD                                                              11.80%
          CONDOMINIUM                                                        7.25%
          MULTI-FAMILY                                                       3.17%
          TOWNHOUSE                                                          0.70%
          MANUFACTURED HOUSING                                               0.43%
          MODULAR HOME                                                       0.07%
          TWO TO FOUR FAMILY                                                 0.04%

  LOAN PURPOSE
          CASHOUT REFINANCE                                                 57.30%
          PURCHASE                                                          33.07%
          NO CASH REFINANCE                                                  9.52%
          CONSTRUCTION PERMANENT                                             0.11%

  OCCUPANCY STATUS
          OWNER OCCUPIED                                                    96.80%
          NON-OWNER OCCUPIED                                                 3.20%

  LOAN DOCUMENTATION
          FULL                                                              77.84%
          STATED                                                            21.59%
          LIMITED                                                            0.57%
  ------------------------------------------------------------------ ---------------------- ------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                         RESIDENTIAL MORTGAGE FINANCE

  ------------------------------------------------------------------------------------------------------------------
                                            COLLATERAL SUMMARY - GROUP II (CONTINUED)
  ------------------------------------------------------------------------------------------------------------------

     Collateral statistics for the ADJUSTABLE RATE FIRST LIEN HOME EQUITY LOANS are listed below as of 7/1/02
                      The sum of the percentages in the summary may not add to 100% due to rounding
  ------------------------------------------------------------------------------------------------------------------
  ------------------------------------------------------------ ---------------------- ------------------------------
  PRODUCT TYPE
          2/28 - ARM                                                        25.07%
          3/27 - ARM                                                        74.52%
          6 MO LI - ARM                                                      0.41%

  GEOGRAPHIC DISTRIBUTION
  (Other states account individually for less than 5% of the         CA
  Adjustable Rate Loan Group principal balance.)                            38.78%
                                                                     IL      8.32%

  WEIGHTED AVERAGE FICO                                                        613                      471 - 777

  FICO
        N/A                                                                  0.06%
        461 - 480                                                            0.03%
        481 - 500                                                            0.12%
        501 - 520                                                            0.18%
        521 - 540                                                            6.03%
        541 - 560                                                            9.09%
        561 - 580                                                           11.62%
        581 - 600                                                           16.27%
        601 - 620                                                           17.71%
        621 - 640                                                           12.64%
        641 - 660                                                           10.15%
        661 - 680                                                            6.83%
        681 - 700                                                            3.22%
        701 - 720                                                            2.42%
        721 - 740                                                            1.86%
        741 - 760                                                            0.74%
        761 - 780                                                            1.04%

  DAYS DELINQUENT
       CURRENT                                                              99.84%
       30 - 59                                                               0.16%
  ------------------------------------------------------------ ---------------------- ------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                           RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
    Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------
                                                       ADJUSTABLE RATE GROUP
                                                 CUT-OFF DATE PRINCIPAL BALANCE
     -------------------------------------- ------------------ ------------------------- -----------------------------
             RANGE OF CUT-OFF DATE              NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
             PRINCIPAL BALANCE ($)            MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
     -------------------------------------- ------------------ ------------------------- -----------------------------
     0.01 - 25,000.00                                     5               $122,313.32                          0.09%
     25,000.01 - 50,000.00                               31              1,264,298.83                          0.91
     50,000.01 - 75,000.00                              100              6,466,782.22                          4.66
     75,000.01 - 100,000.00                             125             11,135,201.23                          8.03
     100,000.01 - 150,000.00                            286             35,278,453.69                         25.44
     150,000.01 - 200,000.00                            138             24,258,902.32                         17.49
     200,000.01 - 250,000.00                             97             21,560,111.77                         15.55
     250,000.01 - 300,000.00                             44             12,092,147.75                          8.72
     300,000.01 - 350,000.00                             33             10,525,858.07                          7.59
     350,000.01 - 400,000.00                             33             12,578,392.42                          9.07
     400,000.01 - 450,000.00                              2                871,612.55                          0.63
     450,000.01 - 500,000.00                              3              1,445,101.43                          1.04
     500,000.01 - 550,000.00                              1                506,442.90                          0.37
     550,000.01 - 600,000.00                              1                588,750.00                          0.42
     -------------------------------------- ------------------ ------------------------- -----------------------------
     TOTAL:                                             899           $138,694,368.51                        100.00%
     -------------------------------------- ------------------ ------------------------- -----------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                           RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
        Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
                                                ADJUSTABLE RATE GROUP
                                                MORTGAGE INTEREST RATES
     -------------------------------------- ------------------ ------------------------- -----------------------------
              RANGE OF MORTGAGE                NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
              INTEREST RATES (%)             MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
     -------------------------------------- ------------------ ------------------------- -----------------------------
    6.001 - 6.500                                           2               $363,918.13                          0.26%
    6.501 - 7.000                                          33              6,745,755.39                          4.86
    7.001 - 7.500                                          87             15,454,322.57                         11.14
    7.501 - 8.000                                         199             32,991,690.21                         23.79
    8.001 - 8.500                                         144             25,753,591.48                         18.57
    8.501 - 9.000                                         196             29,363,750.40                         21.17
    9.001 - 9.500                                          98             13,358,552.74                          9.63
    9.501 - 10.000                                         80              9,643,759.13                          6.95
    10.001 - 10.500                                        23              2,051,789.34                          1.48
    10.501 - 11.000                                        12              1,208,568.56                          0.87
    11.001 - 11.500                                         9                608,091.17                          0.44
    11.501 - 12.000                                         4                276,930.33                          0.20
    12.001 - 12.500                                         5                651,026.86                          0.47
    12.501 - 13.000                                         2                 54,554.87                          0.04
    13.001 - 13.500                                         1                 26,324.25                          0.02
    13.501 - 14.000                                         2                 67,573.51                          0.05
    14.501 - 15.000                                         2                 74,169.56                          0.05
     -------------------------------------- ------------------ ------------------------- -----------------------------
    TOTAL:                                                899           $138,694,368.51                        100.00%
     -------------------------------------- ------------------ ------------------------- -----------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


lEHMAN BROTHERS                                                                           RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
        Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------
                                                    ADJUSTABLE RATE GROUP
                                                  ORIGINAL TERM TO MATURITY
    ----------------------------------- ---------------- ---------------------------- --------------------------------
      RANGE OF ORIGINAL TERMS TO            NUMBER OF      CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
           MATURITY (MONTHS)             MORTGAGE LOANS       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     176 - 180                                        1                $74,341.73                          0.05%
     356 - 360                                      898            138,620,026.78                         99.95
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                        100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


     -----------------------------------------------------------------------------------------------------------------
                                                    ADJUSTABLE RATE GROUP
                                                  ORIGINAL TERM TO MATURITY
    ----------------------------------- ---------------- ---------------------------- --------------------------------
      RANGE OF ORIGINAL TERMS TO            NUMBER OF      CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
           MATURITY (MONTHS)             MORTGAGE LOANS       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     104 -115                                         1                $74,341.73                          0.05%
     281 - 285                                       12                919,397.81                          0.66
     286 - 290                                       24              1,902,473.56                          1.37
     356 - 360                                      862            135,798,155.41                         97.91
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                        100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


    ------------------------------------------------------------------------------------------------------------------
                                                      ADJUSTABLE RATE GROUP
                                                      AGE OF MORTGAGE LOANS
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
     LOAN AGE (MONTHS)                   MORTGAGE LOANS       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     0                                              256            $41,347,254.00                         29.81%
     1 - 6                                          606             94,450,901.41                         68.10
     67 - 72                                         13                685,816.83                          0.49
     73 - 78                                         23              2,165,826.71                          1.56
     79 - 84                                          1                 44,569.56                          0.03
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                        100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


     -----------------------------------------------------------------------------------------------------------------
                                                    ADJUSTABLE RATE GROUP
                                                      PRIORITY OF LIEN
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
     LIEN PRIORITY                      MORTGAGE LOANS        PRINCIPAL BALANCE        AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     1st Lien                                       899           $138,694,368.51                        100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                        100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


lEHMAN BROTHERS                                                                           RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
        Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------
                                                   ADJUSTABLE RATE GROUP
                                               ORIGINAL LOAN-TO-VALUE RATIOS
    ----------------------------------- ---------------- ---------------------------- --------------------------------
               RANGE OF                    NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
       LOAN-TO-VALUE RATIOS (%)          MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     20.01 - 25.00                                    1               $100,000.00                          0.07%
     25.01 - 30.00                                    3                 73,009.26                          0.05
     30.01 - 35.00                                    2                119,927.68                          0.09
     35.01 - 40.00                                    1                 96,784.48                          0.07
     40.01 - 45.00                                    2                209,903.22                          0.15
     45.01 - 50.00                                    3                659,851.09                          0.48
     50.01 - 55.00                                   12              1,005,410.59                          0.72
     55.01 - 60.00                                   10              1,253,089.17                          0.90
     60.01 - 65.00                                   21              2,939,667.62                          2.12
     65.01 - 70.00                                   39              5,299,118.90                          3.82
     70.01 - 75.00                                   68             10,737,485.41                          7.74
     75.01 - 80.00                                  323             52,619,846.88                         37.94
     80.01 - 85.00                                  204             32,117,139.58                         23.16
     85.01 - 90.00                                  210             31,463,134.62                         22.69
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                        100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


lEHMAN BROTHERS                                                                           RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
        Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------
                                                 ADJUSTABLE RATE GROUP
                                                       LOAN PURPOSE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
     LOAN PURPOSE                        MORTGAGE LOANS       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     Cash Out Refinance                             519            $79,478,703.20                         57.30%
     Purchase                                       285             45,860,545.66                         33.07
     Rate/Term Refinance                             94             13,208,204.22                          9.52
     Construction Permanent                           1                146,915.42                          0.11
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                        100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


     -----------------------------------------------------------------------------------------------------------------
                                                   ADJUSTABLE RATE GROUP
                                                      OCCUPANCY STATUS
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
     OCCUPANCY STATUS                    MORTGAGE LOANS       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     Owner Occupied                                 861           $134,249,951.54                          96.8%
     Non Owner Occupied                              38              4,444,416.97                          3.20
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                        100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


     -----------------------------------------------------------------------------------------------------------------
                                                   ADJUSTABLE RATE GROUP
                                                     LOAN DOCUMENATION
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
     LOAN DOCUMENTATION                  MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     Full                                           738           $107,953,629.70                          77.84%
     Stated                                         155             29,948,404.08                         21.59
     Limited                                          6                792,334.73                          0.57
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                         100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


lEHMAN BROTHERS                                                                           RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
    Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
                                                ADJUSTABLE RATE GROUP
                                               TYPE OF MORTGAGED PROPERTY
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
     PROPERTY TYPE                       MORTGAGE LOANS       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     Single Family                                  696           $106,144,578.31                        76.53%
     PUD                                             89             16,360,362.67                         11.80
     Condominium                                     72             10,055,441.03                          7.25
     Multi- Family                                   25              4,396,293.79                          3.17
     Townhouse                                        7                977,019.84                          0.70
     Manufactured Housing                             8                603,170.74                          0.43
     Modular Home                                     1                 99,943.75                          0.07
     2-4 Family                                       1                 57,558.37                          0.04
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                       100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


lEHMAN BROTHERS                                                                           RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
    Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
                                                  ADJUSTABLE RATE GROUP
                                     GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
     STATE                               MORTGAGE LOANS      PRINCIPAL BALANCE         AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     CA                                             264            $53,779,139.12                         38.78%
     IL                                              71             11,540,356.38                          8.32
     FL                                              52              5,810,986.51                          4.19
     GA                                              39              5,438,922.04                          3.92
     OH                                              42              5,251,520.31                          3.79
     AZ                                              36              5,023,740.02                          3.62
     MD                                              26              4,225,649.16                          3.05
     PA                                              39              4,116,380.15                          2.97
     IN                                              39              3,659,320.71                          2.64
     MA                                              18              3,618,055.69                          2.61
     NJ                                              20              3,301,930.39                          2.38
     VA                                              18              3,058,389.13                          2.21
     OR                                              20              2,986,311.64                          2.15
     MI                                              25              2,944,504.99                          2.12
     WA                                              19              2,839,782.77                          2.05
     CO                                              18              2,666,154.96                          1.92
     UT                                              18              2,650,759.09                          1.91
     CT                                              18              2,499,812.42                          1.80
     KY                                              19              1,805,654.88                          1.30
     TX                                              20              1,775,426.12                          1.28
     RI                                              13              1,515,759.94                          1.09
     MO                                              13              1,347,611.10                          0.97
     HI                                               5              1,061,311.16                          0.77
     NV                                               7              1,034,459.11                          0.75
     KS                                               9                790,834.73                          0.57
     LA                                               4                775,033.86                          0.56
     MS                                               6                709,877.94                          0.51
     ID                                               5                511,311.41                          0.37
     SC                                               4                494,874.49                          0.36
     NH                                               3                479,216.21                          0.35
     NC                                               4                381,309.66                          0.27
     WI                                               2                358,880.15                          0.26
     NM                                               1                 90,688.98                          0.07
     DE                                               1                 90,000.00                          0.06
     MT                                               1                 60,403.28                          0.04
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                         100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                           RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
    Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
                                                 ADJUSTABLE RATE GROUP
                                                 RANGE OF GROSS MARGINS
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                 RANGE OF                 NUMBER OF        CUT-OFF DATE AGGREGATE       PERCENTAGE OF CUT-OFF DATE
             GROSS MARGINS (%)          MORTGAGE LOANS        PRINCIPAL BALANCE         AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     4.501 - 4.750                                    1                $74,598.40                          0.05%
     4.751 - 5.000                                    2                363,918.13                          0.26
     5.001 - 5.250                                    4              1,045,500.00                          0.75
     5.251 - 5.500                                   15              3,336,954.80                          2.41
     5.501 - 5.750                                   22              3,983,162.64                          2.87
     5.751 - 6.000                                   48              8,756,654.82                          6.31
     6.001 - 6.250                                   22              4,604,109.32                          3.32
     6.251 - 6.500                                   76             11,772,097.14                          8.49
     6.501 - 6.750                                   68             11,683,840.37                          8.42
     6.751 - 7.000                                  115             17,859,554.02                         12.88
     7.001 - 7.250                                   61              9,406,206.38                          6.78
     7.251 - 7.500                                  108             16,429,674.95                         11.85
     7.501 - 7.750                                   62             10,355,865.70                          7.47
     7.751 - 8.000                                  100             14,685,697.03                         10.59
     8.001 - 8.250                                   41              5,410,922.35                          3.90
     8.251 - 8.500                                   58              7,496,672.71                          5.41
     8.501 - 8.750                                   24              3,820,934.05                          2.75
     8.751 - 9.000                                   37              4,142,593.77                          2.99
     9.001 - 9.250                                   10              1,158,519.36                          0.84
     9.251 - 9.500                                   11              1,154,895.61                          0.83
     9.501 - 9.750                                    3                201,329.34                          0.15
     9.751 - 10.000                                   2                259,127.44                          0.19
     10.001 - 10.250                                  3                270,561.30                          0.20
     10.501 - 10.750                                  1                 62,779.92                          0.05
     10.751 - 11.000                                  3                303,603.79                          0.22
     13.001 - 13.250                                  1                 24,995.18                          0.02
     13.251 - 13.500                                  1                 29,600.00                          0.02
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                        100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                           RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
    Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
                              ADJUSTABLE RATE GROUP
                    RANGE OF MAXIMUM MORTGAGE INTEREST RATES
    ----------------------------------- ---------------- ---------------------------- --------------------------------
        RANGE OF MAXIMUM MORTGAGE          NUMBER OF       CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
            INTEREST RATES (%)           MORTGAGE LOANS       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     13.251 - 13.500                                  2               $363,918.13                          0.26%
     13.501 - 13.750                                  5              1,574,512.56                          1.14
     13.751 - 14.000                                 28              5,171,242.83                          3.73
     14.001 - 14.250                                 30              5,394,110.14                          3.89
     14.251 - 14.500                                 58             10,134,810.83                          7.31
     14.501 - 14.750                                 45              9,254,886.25                          6.67
     14.751 - 15.000                                154             23,736,803.97                         17.11
     15.001 - 15.250                                 59             11,563,981.72                          8.34
     15.251 - 15.500                                 86             14,343,163.12                         10.34
     15.501 - 15.750                                 73             11,209,210.02                          8.08
     15.751 - 16.000                                122             18,079,941.98                         13.04
     16.001 - 16.250                                 39              5,044,109.76                          3.64
     16.251 - 16.500                                 66              9,036,554.32                          6.52
     16.501 - 16.750                                 22              2,666,764.70                          1.92
     16.751 - 17.000                                 58              6,689,450.88                          4.82
     17.001 - 17.250                                  8                660,530.30                          0.48
     17.251 - 17.500                                 12              1,134,107.90                          0.82
     17.501 - 17.750                                  5                288,350.92                          0.21
     17.751 - 18.000                                  9              1,101,769.96                          0.79
     18.001 - 18.250                                  4                275,728.98                          0.20
     18.251 - 18.500                                  1                 62,779.92                          0.05
     18.501 - 18.750                                  2                156,703.41                          0.11
     18.751 - 19.000                                  2                258,700.20                          0.19
     19.001 - 19.250                                  3                113,023.05                          0.08
     19.251 - 19.500                                  1                211,145.34                          0.15
     19.751 - 20.000                                  1                 26,324.25                          0.02
     20.001 - 21.990                                  4                141,743.07                          0.10
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                        100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                           RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
    Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
                                                    ADJUSTABLE RATE GROUP
                                            RANGE OF MINIMUM MORTGAGE INTEREST RATES
    ----------------------------------- ---------------- ---------------------------- --------------------------------
      RANGE OF MINIMUM MORTGAGE             NUMBER OF       CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
         INTEREST RATES (%)              MORTGAGE LOANS       PRINCIPAL BALANCE         AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     6.251 - 6.500                                    2               $363,918.13                          0.26%
     6.501 - 6.750                                    5              1,574,512.56                          1.14
     6.751 - 7.000                                   28              5,171,242.83                          3.73
     7.001 - 7.250                                   30              5,394,110.14                          3.89
     7.251 - 7.500                                   57             10,060,212.43                          7.25
     7.501 - 7.750                                   45              9,254,886.25                          6.67
     7.751 - 8.000                                  154             23,736,803.97                         17.11
     8.001 - 8.250                                   59             11,563,981.72                          8.34
     8.251 - 8.500                                   86             14,264,208.16                         10.28
     8.501 - 8.750                                   73             11,209,210.02                          8.08
     8.751 - 9.000                                  123             18,233,495.34                         13.15
     9.001 - 9.250                                   35              4,505,595.59                          3.25
     9.251 - 9.500                                   63              8,852,957.15                          6.38
     9.501 - 9.750                                   24              3,047,554.36                          2.20
     9.751 - 10.000                                  59              6,789,414.84                          4.90
     10.001 - 10.250                                  8                627,463.41                          0.45
     10.251 - 10.500                                 12              1,135,120.87                          0.82
     10.501 - 10.750                                  4                257,447.03                          0.19
     10.751 - 11.000                                  9                978,119.56                          0.71
     11.001 - 11.250                                  3                160,477.29                          0.12
     11.251 - 11.500                                  3                269,050.56                          0.19
     11.501 - 11.750                                  4                336,946.98                          0.24
     11.751 - 12.000                                  1                 33,990.27                          0.02
     12.001 - 12.250                                  3                215,171.59                          0.16
     12.251 - 12.500                                  2                435,855.27                          0.31
     12.501 - 12.750                                  2                 54,554.87                          0.04
     13.251 - 13.500                                  1                 26,324.25                          0.02
     13.501 - 13.750                                  2                 67,573.51                          0.05
     14.501 - 14.750                                  1                 44,569.56                          0.03
     14.751 - 15.000                                  1                 29,600.00                          0.02
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                        100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                           RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
    Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
                                                   ADJUSTABLE RATE GROUP
                                                     MORTGAGE LOAN TYPES
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
     LOAN TYPE                           MORTGAGE LOANS       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     2/28 ARM (Libor)                               244            $34,774,977.94                         25.07%
     3/27 ARM (Libor)                               647            103,356,705.11                         74.52
     6 Month Libor ARM                                8                562,685.46                          0.41
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                        100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


     --------------------------------------------------------------------------------------------------------------------
                                                     ADJUSTABLE RATE GROUP
                                                  MONTH OF NEXT RATE CHANGE DATE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                          NUMBER OF       CUT-OFF DATE AGGREGATE       PERCENTAGE OF CUT-OFF DATE
     MONTH OF NEXT RATE CHANGE DATE     MORTGAGE LOANS       PRINCIPAL BALANCE         AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     2002-08                                          5               $350,711.10                          0.25%
     2002-09                                         11                656,705.49                          0.47
     2002-10                                          7                495,665.40                          0.36
     2002-11                                          6                797,218.57                          0.57
     2002-12                                          3                176,659.57                          0.13
     2003-01                                          5                419,252.97                          0.30
     2004-04                                          3                330,404.01                          0.24
     2004-05                                         42              6,154,816.95                          4.44
     2004-06                                         97             14,417,127.34                         10.39
     2004-07                                         73             11,539,102.00                          8.32
     2005-04                                         16              2,431,324.47                          1.75
     2005-05                                        124             21,174,734.61                         15.27
     2005-06                                        325             49,972,094.03                         36.03
     2005-07                                        182             29,778,552.00                         21.47
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                        100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


     -----------------------------------------------------------------------------------------------------------------
                                                  ADJUSTABLE RATE GROUP
                                                   PREPAYMENT PENALTIES
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
       PREPAYMENT PENALTY (MONTHS)       MORTGAGE LOANS       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     0                                                8               $606,979.14                         0.44%
     12                                              17              3,549,501.90                         2.56
     24                                              52              7,992,016.22                         5.76
     30                                               2                344,500.00                         0.25
     36                                             782            121,913,124.56                         87.9
     48                                               3                470,727.07                         0.34
     60                                              35              3,817,519.61                         2.75
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                       100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


LEHMAN BROTHERS                                                                           RESIDENTIAL MORTGAGE FINANCE

    ------------------------------------------------------------------------------------------------------------------
                                                 COLLATERAL SUMMARY
    ------------------------------------------------------------------------------------------------------------------
    Collateral statistics for the ADJUSTABLE RATE MORTGAGE LOANS are listed below as of the CUT-OFF DATE.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
                                                 ADJUSTABLE RATE GROUP
                                                       FICO SCORE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
     FICO SCORE                          MORTGAGE LOANS       PRINCIPAL BALANCE        AGGREGATE PRINCIPAL BALANCE
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     N/A                                              2                $90,041.84                          0.06%
     461 - 480                                        1                 44,569.56                          0.03
     481 - 500                                        2                161,920.60                          0.12
     501 - 520                                        3                249,630.53                          0.18
     521 - 540                                       63              8,362,402.49                          6.03
     541 - 560                                       88             12,612,305.57                          9.09
     561 - 580                                      115             16,111,483.87                         11.62
     581 - 600                                      152             22,559,350.64                         16.27
     601 - 620                                      148             24,559,369.55                         17.71
     621 - 640                                      118             17,528,270.74                         12.64
     641 - 660                                       86             14,073,943.83                         10.15
     661 - 680                                       53              9,469,094.54                          6.83
     681 - 700                                       25              4,467,353.13                          3.22
     701 - 720                                       17              3,355,571.92                          2.42
     721 - 740                                       12              2,575,450.65                          1.86
     741 - 760                                        6              1,031,561.55                          0.74
     761 - 780                                        8              1,442,047.50                          1.04
    ----------------------------------- ---------------- ---------------------------- --------------------------------
     TOTAL:                                         899           $138,694,368.51                        100.00%
    ----------------------------------- ---------------- ---------------------------- --------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                   YIELD TABLE

                              SETTLE AS OF 07/25/02


                 -----------------------------------------------------
                                BOND SUMMARY - BOND A1
                 -----------------------------------------------------
                    FIXED COUPON: 4.810

                    ORIG BAL::    68,704,000

                    FACTOR:       1.0000000
                    FACTOR DATE:  07/25/02       NEXT PMT: 08/25/02
                    DELAY:      24       CUSIP:
                 -----------------------------------------------------


----------------- ----------------------------- ---------------------------- -----------------------------
                    0.00 PSA, GRP 2: 125.00        0.00 PSA, GRP 2: 0.00           0.00 PSA, GRP 2: 62.50
                         USER_CURVE_4                   USER_CURVE_4                   USER_CURVE_4
                   (/HOME/MPRIEST/42012.TXT),     (/HOME/MPRIEST/42012.TXT,      (/HOME/MPRIEST/42012.TXT,
                         GRP 1: 110.00                   GRP 1: 0.00                   GRP,1: 55.00
                         USER_CURVE_4                   USER_CURVE_4                   USER_CURVE_4
                  (/HOME/MPRIEST/42012.TXT)       (/HOME/MPRIEST/42012.TXT)      (/HOME/MPRIEST/42012.TXT)

----------------- ----------------------------- ---------------------------- -----------------------------
   PRICE            YIELD        DURATION           YIELD        DURATION         YIELD          DURATION
----------------- ----------------------------- ---------------------------- -----------------------------
   99-25+           4.820         3.089             4.848          10.978         4.835           5.104
   99-26            4.815                           4.846                         4.832
   99-26+           4.810                           4.845                         4.829
   99-27            4.805                           4.843                         4.826
   99-27+           4.800                           4.842                         4.823
   99-28            4.795         3.091             4.841          10.982         4.820           5.107
   99-28+           4.790                           4.839                         4.817
   99-29            4.785                           4.838                         4.814
   99-29+           4.780                           4.836                         4.811
   99-30            4.775                           4.835                         4.808
   99-30+           4.770         3.093             4.834          10.987         4.805           5.110
   99-31            4.765                           4.832                         4.802
   99-31+           4.760                           4.831                         4.799
   100-00           4.755                           4.829                         4.796
   100-00+          4.750                           4.828                         4.793
   100-01           4.745         3.095             4.826          10.991         4.790           5.114
   100-01+          4.740                           4.825                         4.787
   100-02           4.735                           4.824                         4.784
   100-02+          4.730                           4.822                         4.781
   100-03           4.725                           4.821                         4.777
   100-03+          4.720         3.097             4.819          10.996         4.774           5.117
   100-04           4.715                           4.818                         4.771
   100-04+          4.710                           4.817                         4.768
   100-05           4.705                           4.815                         4.765
   100-05+          4.700                           4.814                         4.762
----------------- ----------------------------- ---------------------------- -----------------------------
   100-06           4.695         3.099             4.812          11.000         4.759           5.120

   AVERAGE LIFE            3.597                           17.595                            6.538
   FIRST PAY             08/25/02                        08/25/02                         08/25/02
   LAST PAY              06/25/11                        05/25/30                         06/25/17

----------------- ----------------------------- ---------------------------- -----------------------------


----------------- ----------------------------- ---------------------------- ---------------------------- --------------------------
                  0.00 PSA, GRP 2: 93.75        0.00 PSA, GRP 2: 187.50         0.00 PSA, GRP 2: 250.00    0.00 PSA, GRP 2: 312.50
                       USER_CURVE_4                  USER_CURVE_4                    USER_CURVE_4             USER_CURVE_4
                 (/HOME/MPRIEST/42012.TXT      (/HOME/MPRIEST/42012.TXT        (/HOME/MPRIEST/42012.TXT   (/HOME/MPRIEST/42012.TXT),
                       GRP 1: 82.50                  GRP 1: 165.00                   GRP 1: 220.00             GRP 1: 275.00
                       USER_CURVE_4                  USER_CURVE_4                    USER_CURVE_4               USER_CURVE_4
                 (/HOME/MPRIEST/42012.TXT)     (/HOME/MPRIEST/42012.TXT)       (/HOME/MPRIEST/42012.TXT)  (/HOME/MPRIEST/42012.TXT)

----------------- ----------------------------- ---------------------------- ---------------------------- --------------------------
   PRICE            YIELD       DURATION         YIELD        DURATION           YIELD      DURATION        YIELD        DURATION
----------------- ----------------------------- ---------------------------- ---------------------------- --------------------------
   99-25+           4.828         3.893          4.804          2.147            4.786        1.613         4.766        1.265
   99-26            4.824                        4.796                           4.776                      4.753
   99-26+           4.820                        4.789                           4.766                      4.741
   99-27            4.816                        4.782                           4.757                      4.729
   99-27+           4.812                        4.775                           4.747                      4.716
   99-28            4.808         3.895          4.767          2.148            4.737        1.614         4.704        1.266
   99-28+           4.804                        4.760                           4.728                      4.692
   99-29            4.800                        4.753                           4.718                      4.679
   99-29+           4.796                        4.746                           4.708                      4.667
   99-30            4.792                        4.738                           4.699                      4.655
   99-30+           4.788         3.898          4.731          2.150            4.689        1.615         4.642        1.267
   99-31            4.784                        4.724                           4.679                      4.630
   99-31+           4.780                        4.717                           4.670                      4.618
   100-00           4.776                        4.709                           4.660                      4.605
   100-00+          4.772                        4.702                           4.650                      4.593
   100-01           4.768         3.900          4.695          2.151            4.641        1.616         4.581        1.267
   100-01+          4.764                        4.688                           4.631                      4.569
   100-02           4.760                        4.680                           4.622                      4.556
   100-02+          4.756                        4.673                           4.612                      4.544
   100-03           4.752                        4.666                           4.602                      4.532
   100-03+          4.748         3.903          4.659          2.152            4.593        1.617         4.520        1.268
   100-04           4.744                        4.652                           4.583                      4.507
   100-04+          4.740                        4.644                           4.573                      4.495
   100-05           4.736                        4.637                           4.564                      4.483
   100-05+          4.732                        4.630                           4.554                      4.470
   100-06           4.728         3.905          4.623          2.154            4.545        1.618         4.458        1.269
                           4.716                        2.390                           1.752                     1.353
   AVERAGE LIFE         08/25/02                     08/25/02                        08/25/02                  08/25/02
   FIRST PAY            03/25/14                     05/25/08                        09/25/06                  08/25/05
   LAST PAY
----------------- ----------------------------- ---------------------------- ---------------------------- --------------------------


--------------------------------------------------------
TREASURY BENCHMARKS      3.6Yr    IS 2.5       3.5yr sw
--------------------------------------------------------
             Yield      3.7632    1.8400        4.0553
           Coupon       5.5000    6.6250       13.3750
--------------------------------------------------------